UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): July 22, 2012

RICH STAR DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-166454	42-1769584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10300 Charleston Blvd.
Las Vegas, NV 89135
(Address of principal executive offices and Zip Code)

(702) 722-0865
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) former independent registered public accountant

On July 22, 2012, the board of directors of Rich Star Development Corporation (“Registrant”) approved the dismissal of Berman & Company, P.A., (“Berman”) as the independent registered public accountant for the Registrant.

The report of Berman on the financial statements of the Registrant for the years ended December 31, 2011 and 2010, contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a modification to the effect that there was substantial doubt as to the Registrant’s ability to continue as a going concern.

During the years ended December 31, 2011 and 2010 and through July 22, 2012, there were no disagreements with Berman on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berman, would have caused it to make reference thereto in connection with its report on the Registrant’s financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2011 and 2010.

The Registrant requested that Berman furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 31, 2012, is filed as Exhibit 16 to this Form 8-K.

(b) new independent registered public accounting firm

On July 22, 2012, the board of directors of the Registrant appointed L.L. Bradford & Company (“LLB”) as the independent registered public accounting firm of the Registrant for the year ended December 31, 2012.

The Board of Directors of the Registrant did not consult with LLB during the year ended December 31, 2011 and through July 22, 2012, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, relating to which either a written report was provided to the Board of Directors of the Registrant, or oral advice was provided, that LLB concluded was an important factor considered by the Board of Directors of the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibit

        Exhibit 16: Letter from Registrant's prior independent accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2012
RICH STAR DEVELOPMENT CORPORATION /s/ MAN YEE KUNG Man Yee Kung Chief Executive Officer